UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
      Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                        Date of Report: January 8, 2008
                      (Date of earliest event reported)


                            Nyer Medical Group, Inc.
             (Exact Name of Registrant as Specified in its Charter)


                                   Florida
               (State or other jurisdiction of incorporation)

             000-20175                              01-0469607
            (Commission                             (IRS Employer
             File Number)                           Identification No.)


            1292 Hammond Street, Bangor, Maine           04401
           (Address of principal executive offices)     (Zip Code)

                                 (207) 942-5273
                           Registrant's telephone number,
                               including area code


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

( ) Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

( ) Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
240. 14a-12)

( ) Pre-commencement communications pursuant to Rule 14d-2 (b) under the Exchange Act (17 CFR 240.14d-2 (b))

  ( ) Pre-commencement communications pursuant to Rule l3e-4 (c) under the Exchange Act (17 CFR 240.13e-4 (c))








Item 8.01   Other Events.

On January 8, 2008, Nyer Medical Group, Inc. (the "Company") filed a definitive proxy statement with the Securities and Exchange Commission stating, among other things, that the annual meeting of shareholders of the Company for the fiscal year ended June 30, 2007 is scheduled to be held on February 4, 2008 at 10:00 a.m. eastern standard time, at Sullivan & Worcester LLP, One Post Office Square, in Boston, MA. Please note that such annual meeting of shareholders will be held more than 30 days earlier than the first anniversary of the annual meeting of shareholders of the Company held for the fiscal year ended June 30, 2006.














































                               SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                    Nyer Medical Group, Inc.


 Date: January 10, 2008             By: /s/ Karen L. Wright
                                            Karen L. Wright
                                            Chief Executive Officer